Exhibit 10.2
NOTE FOR LOANS
New York, New York
February 22, 2007
$50,000,000
     FOR VALUE RECEIVED, (1) GRAN TIERRA ENERGY INC. (the “Borrower”), hereby promises to pay to the order of STANDARD BANK PLC (the “Bank”), the principal amount of FIFTY MILLION DOLLARS ($50,000,000) or, if less, the aggregate principal amount of all Loans, the amount of all Reimbursement Obligations, and all other extensions of credit made available from time to time by the Bank to the Borrower and then outstanding pursuant to the credit agreement dated the date hereof (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”) among, inter alia, the Borrower, GRAN TIERRA ENERGY COLOMBIA, LTD. (formerly ARGOSY ENERGY INTERNATIONAL) and ARGOSY ENERGY CORP. as Original Guarantors, the Bank and STANDARD BANK PLC, as Administrative Agent, in the manner specified in the Credit Agreement. The Borrower further agrees to pay interest on the principal amount thereof from time to time outstanding at the rates and on the dates specified in the Credit Agreement. All such principal, interest and other amounts shall be payable in lawful money of the United States of America in immediately available funds at the office of the Administrative Agent.
     This Note is one of the promissory notes referred to in the Credit Agreement, is subject to, and entitled to the benefits of, the provisions of the Credit Agreement and is subject to repayment and prepayment as provided in the Credit Agreement. This Note is secured as provided in the Security Documents.
     Upon the earlier of the occurrence of an Event of Default under clause (f) or (g) of Section 10 of the Credit Agreement and the occurrence of any other Event of Default under Section 10 of the Credit Agreement in respect of which the Administrative Agent shall have served notice to the Borrower terminating the Commitments and/or declaring the principal amount then outstanding of, and the accrued interest on, the Loans, the Reimbursement Obligations and all other amounts payable by the Obligors under the Credit Agreement and the Notes to be forthwith due and payable, all amounts owed by the Borrower to the Bank shall become immediately due and payable without presentment, demand, protest or notice of any kind in connection with this Note.
     The Administrative Agent is hereby authorized to record all repayments or prepayments of amounts owing by the Borrower under this Note in its books and records in accordance with its usual practice, such books and records constituting prima facie evidence of the accuracy of the information contained therein; provided, however, that the failure of the Administrative Agent to record such information shall not affect any of the Borrower’s obligations.
     The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. No delay on the part of the Bank in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Note shall in any event be effective against the Bank or the Borrower unless the same shall be in writing and signed and delivered by such party.
     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. THE BORROWER SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID TO THE BORROWER AT ITS ADDRESS REFERRED TO IN SECTION 12.02 OF THE CREDIT AGREEMENT. THE BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
     THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
GRAN TIERRA ENERGY INC.

By:	/s/ Martin Eden

Name: Martin Eden Title: CFO